EXHIBIT 32.1
                                  ------------

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER


         Pursuant to 18 U.S.C. ss. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, that I, Frederick A. Weismiller, Receiver of the Company, certify:

         1. the accompanying Annual Report on Form 10-KSB of the Company for the years ended December 31, 2003 (the "Form 10-KSB"), fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         2. the information contained in the 10-KSB fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Frederick A. Weismiller
---------------------------
Frederick A. Weismiller
Chief Executive Officer

Date:    April 13, 2004